UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022 (August 24, 2022)

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Modification of Senior Secured Convertible Notes

As previously disclosed on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by WiSA Technologies, Inc. (the “Company”) on August 19, 2022, the Company entered into a Securities Purchase Agreement with an institutional investor (the “Investor”) on August 15, 2022, pursuant to which, among other things, the Company agreed to issue to the Investor in a private placement a senior secured convertible note in the principal amount of $3,600,000 (the “Convertible Note”) and a warrant to purchase up to 2,097,022 shares of the Company’s common stock, $0.0001 par value per share, at an exercise price of $0.997 per share, in consideration for $3,000,000 in cash before fees and other expenses associated with the transaction, including but not limited to, a $105,000 commitment fee payable to the Investor.

Effective August 24, 2022, the Company and the Investor agreed to amend Section 3.1(b) of the Convertible Note to provide that the Conversion Price (as defined in the Convertible Note) could not be lower than $0.50 (the “Floor Price”) until stockholder approval has been obtained, after which stockholder approval the Floor Price may be reduced to no lower than $0.25. The changes were effected by cancellation of the Convertible Note and the issuance of a replacement senior secured convertible note (the “New Convertible Note”) to the Investor. The New Convertible Note contains identical terms as the Convertible Note, except for the amendment to the Section 3.1(b).

Entry into Employment Agreements

Effective August 24, 2022, the Company entered into three new employment agreements (the “Employment Agreements”) with each of its executive officers, namely Brett Moyer, the Company’s Chief Executive Officer and President, George Oliva, the Company’s Chief Financial Officer and Secretary, and Gary Williams, the Company’s Chief Accounting Officer and Vice President of Finance. Pursuant to each of their respective Employment Agreements, Mr. Moyer’s initial annual base salary will be $404,250; Mr. Oliva’s initial annual base salary will be $288,750; and Mr. Williams’ initial annual base salary will be $262,495, each of which is subject to adjustment approved by the Company’s board of directors. Each of the Employment Agreements has an unspecified term and each such executive officer will serve in his respective position on an at-will basis, subject to the payment of severance in certain circumstances as set forth in the applicable Employment Agreement. Pursuant to each of the Employment Agreements with Messrs. Moyer and Oliva, if such executive officer is terminated without cause or resigns with good reason, he is entitled to receive 12 months of salary, and pursuant to the Employment Agreement with Mr. Williams, in the event of such termination, he is entitled to 6 months salary . Each such executive officer is also entitled to continue to receive the employer subsidy under group health, dental and vision coverage for the period of severance (12 months in the case of Messrs. Moyer and Oliva and 6 months in the case of Mr. Willians), a pro rata bonus for the year of termination and the acceleration of vesting with respect to all unvested equity awards. Additionally, in the event of a Change in Control (as defined in each of the Employment Agreements), all unvested equity awards held by such executive officer shall immediately vest and become exercisable, provided that subject to any exceptions in any award agreement entered into with such executive officer, no exercise may occur more than six months after such termination and in no event after the expiration of such award. In the case of Messrs. Moyer and Oliva, each individual is also entitled to be made whole for income, employment and excise taxes in the event that payments, benefits and distributions, including the effects of accelerated vesting of equity, would result in the application of the “golden parachute” excise tax under Internal Revenue Code Section 4999.

The terms of each Employment Agreement supersedes the terms of each such executive officer’s previous employment agreement or letter agreement with the Company, as applicable, in their entirety. Each of the Employment Agreements also provides for bonus eligibility, expense reimbursement, participation in our benefit plans and paid vacation. Under the terms of the Employment Agreements, each such executive officer is bound by confidentiality, non-competition, non-disparagement and non-solicitation provisions.

The foregoing does not purport to be a complete description of the New Convertible Note and each of the Employment Agreements, and each such description is qualified in its entirety by reference to the full text of each such document, with the form of New Convertible Note attached as Exhibit 4.1 to this Current Report on Form 8-K (this “Form 8-K”) and with each of the Employment Agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K, and the full text of each such document is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement

The applicable information provided under Item 1.01 in this Form 8-K with respect to the Convertible Note is incorporated by reference into this Item 1.02. As a result of the applicable information provided under Item 1.01 of this Form 8-K with respect to the Employment Agreements, each of (i) the Employment Agreement between FOCUS Enhancements, Inc. and Mr. Moyer, dated August 6, 2002, (ii) the First Amendment to Employment Agreement by and between Summit Semiconductor, LLC and Mr. Moyer, effective May 2, 2011, (iii) the Executive Employment Agreement between FOCUS Enhancements, Inc. and Mr. Williams, dated May 28, 2004, (iv) the First Amendment to Executive Employment Agreement by and between Summit Semiconductor, LLC and Mr. Williams, effective May 2, 2011 and (v) the Amended and Restated Offer Letter from Summit Wireless Technologies, Inc. to Mr. Oliva, dated October 4, 2019 are superseded in their entirety, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The applicable information provided under Item 1.01 in this Form 8-K with respect to the New Convertible Note is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The applicable information provided under Item 1.01 of this Form 8-K with respect to the issuance of the New Convertible Note is incorporated herein by reference. The New Convertible Note was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to an “accredited investor” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by the Investor regarding the Company or the New Convertible Note.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The applicable information provided under Item 1.01 in this Form 8-K with respect to the Employment Agreements entered into with Messrs. Moyer, Oliva and Williams is incorporated by reference into this Item 3.03.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Private Placement. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of New Senior Secured Convertible Note.
10.1	Executive Employment Agreement, effective as of August 24, 2022, by and between the Company and Brett Moyer.
10.2	Executive Employment Agreement, effective as of August 24, 2022, by and between the Company and George Oliva.
10.3	Executive Employment Agreement, effective as of August 24, 2022, by and between the Company and Gary Williams.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
	Name:	Brett Moyer
	Title:	Chief Executive Officer